                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 25, 2005
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
     December 31, 2004, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2005-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-115371-03                 52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.        Other Events.
------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1A, AV-1B, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the October 25, 2005 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            POPULAR ABS, INC.


                                            By: /s/ James H. Jenkins
                                                --------------------------------
                                                James H. Jenkins,
                                                Executive Vice President and CFO



Dated: October 25, 2005

--------------------------------------------------------------------------------
                                                                    Page 1 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                OCTOBER 25, 2005

--------------------------------------------------------------------------------

                                                  DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
       CLASS         ORIGINAL          BEGINNING       PRINCIPAL      INTEREST       TOTAL      REALIZED DEFERRED     ENDING
                    FACE VALUE        PRINCIPAL                                                  LOSSES  INTEREST    PRINCIPAL
                                        BALANCE                                                                       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
        AF1       136,000,000.00     87,087,472.44   12,267,284.38   277,042.66   12,544,327.04    0.00    0.00    74,820,188.06
        AF2        31,000,000.00     31,000,000.00            0.00   101,088.01      101,088.01    0.00    0.00    31,000,000.00
        AF3        41,000,000.00     41,000,000.00            0.00   141,485.22      141,485.22    0.00    0.00    41,000,000.00
        AF4        35,000,000.00     35,000,000.00            0.00   134,368.55      134,368.55    0.00    0.00    35,000,000.00
        AF5        10,060,000.00     10,060,000.00            0.00    43,842.96       43,842.96    0.00    0.00    10,060,000.00
        AF6        15,000,000.00     15,000,000.00            0.00    57,711.49       57,711.49    0.00    0.00    15,000,000.00
       AV1A       152,800,000.00    126,268,742.05    4,668,393.74   414,906.17    5,083,299.91    0.00    0.00   121,600,348.31
       AV1B        38,200,000.00     31,567,185.52    1,167,098.44   106,268.86    1,273,367.30    0.00    0.00    30,400,087.08
        AV2        45,000,000.00     32,988,610.23    1,624,714.46   108,928.56    1,733,643.02    0.00    0.00    31,363,895.77
        M1         44,060,000.00     44,060,000.00            0.00   189,413.67      189,413.67    0.00    0.00    44,060,000.00
        M2         34,380,000.00     34,380,000.00            0.00   157,738.64      157,738.64    0.00    0.00    34,380,000.00
        M3          9,690,000.00      9,690,000.00            0.00    45,249.79       45,249.79    0.00    0.00     9,690,000.00
        M4          9,060,000.00      9,060,000.00            0.00    43,024.93       43,024.93    0.00    0.00     9,060,000.00
        B1          6,250,000.00      6,250,000.00            0.00    26,778.45       26,778.45    0.00    0.00     6,250,000.00
        B2          5,000,000.00      5,000,000.00            0.00    23,436.19       23,436.19    0.00    0.00     5,000,000.00
        B3          6,250,000.00      6,250,000.00            0.00    34,335.37       34,335.37    0.00    0.00     6,250,000.00
        B4          6,250,000.00      6,250,000.00            0.00    34,335.37       34,335.37    0.00    0.00     6,250,000.00
        R1                  0.00              0.00            0.00         0.00            0.00    0.00    0.00             0.00
        R2                  0.00              0.00            0.00         0.00            0.00    0.00    0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
     TOTALS       625,000,000.00    530,912,010.24   19,727,491.02 1,939,954.89   21,667,445.91    0.00    0.00   511,184,519.22
------------------------------------------------------------------------------------------------------------------------------------
        X        489,836,905.25     540,801,184.04            0.00         8.91            8.91    0.00    0.00   522,104,850.58
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------    ---------------------------
                        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                         PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------    ---------------------------
       CLASS        CUSIP        BEGINNING      PRINCIPAL    INTEREST    TOTAL         ENDING                 CLASS   CURRENT PASS-
                                 PRINCIPAL                                            PRINCIPAL                        THRU RATE
-----------------------------------------------------------------------------------------------------    ---------------------------
        AF1       73316PBH2    640.34906206  90.20062044   2.03707838  92.23769882     550.14844162             AF1       3.950000 %
        AF2       73316PBJ8  1,000.00000000   0.00000000   3.26090355   3.26090355   1,000.00000000             AF2       3.914000 %
        AF3       73316PBK5  1,000.00000000   0.00000000   3.45085902   3.45085902   1,000.00000000             AF3       4.142000 %
        AF4       73316PBL3  1,000.00000000   0.00000000   3.83910143   3.83910143   1,000.00000000             AF4       4.608000 %
        AF5       73316PBM1  1,000.00000000   0.00000000   4.35814712   4.35814712   1,000.00000000             AF5       5.231000 %
        AF6       73316PBN9  1,000.00000000   0.00000000   3.84743267   3.84743267   1,000.00000000             AF6       4.618000 %
        AV1A      73316PBP4    826.36611289  30.55231505   2.71535452  33.26766957     795.81379784             AV1A      4.080000 %
        AV1B      73316PBQ2    826.36611309  30.55231518   2.78190733  33.33422251     795.81379791             AV1B      4.180000 %
        AV2       73316PBR0    733.08022733  36.10476578   2.42063467  38.52540044     696.97546156             AV2       4.100000 %
        M1        73316PBS8  1,000.00000000   0.00000000   4.29899387   4.29899387   1,000.00000000             M1        5.160000 %
        M2        73316PBT6  1,000.00000000   0.00000000   4.58809308   4.58809308   1,000.00000000             M2        5.507000 %
        M3        73316PBU3  1,000.00000000   0.00000000   4.66974097   4.66974097   1,000.00000000             M3        5.605000 %
        M4        73316PBV1  1,000.00000000   0.00000000   4.74888852   4.74888852   1,000.00000000             M4        5.700000 %
        B1        73316PBW9  1,000.00000000   0.00000000   4.28455200   4.28455200   1,000.00000000             B1        5.320000 %
        B2        73316PBX7  1,000.00000000   0.00000000   4.68723800   4.68723800   1,000.00000000             B2        5.820000 %
        B3        73316PBY5  1,000.00000000   0.00000000   5.49365920   5.49365920   1,000.00000000             B3        6.821312 %
        B4        73316PBZ2  1,000.00000000   0.00000000   5.49365920   5.49365920   1,000.00000000             B4        6.821312 %
------------------------------------------------------------------------------------------------------------------------------------
     TOTALS                    849.45921638  31.56398563   3.10392782  34.66791346     817.89523075
------------------------------------------------------------------------------------------------------------------------------------
        X         N/A        1,104.04336269   0.00000000   0.00001819   0.00001819   1,065.87487587              X        0.000000 %
------------------------------------------------------------------------------------------------------------------------------------


(J.P. MORGAN LOGO)   COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
                                                                    Page 2 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                OCTOBER 25, 2005

--------------------------------------------------------------------------------





























IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                           4 New York Plaza, Floor: 6
                          New York, New York 100042413
                   Tel: (212) 623-5428 / Fax: (212) 623-5931

(J.P. MORGAN LOGO)   COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
                                                                    Page 3 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                OCTOBER 25, 2005

--------------------------------------------------------------------------------

Sec. 4.03(a)(i)  Funds Allocable to Certificate Principal
                    Group I Scheduled Principal                                      350,179.06
                    Group I Curtailments                                              25,149.30
                    Group I Prepayments                                           11,250,744.07
                    Group I Repurchases                                                    0.00
                    Group I Liquidation Proceeds                                           0.00

                    Group II-A Scheduled Principal                                   149,147.31
                    Group II-A Curtailments                                          146,869.02
                    Group II-A Prepayments                                         5,234,454.20
                    Group II-A Repurchases                                                 0.00
                    Group II-A Liquidation Proceeds                                        0.00

                    Group II-B Scheduled Principal                                    31,959.22
                    Group II-B Curtailments                                             -626.80
                    Group II-B Prepayments                                         1,508,458.08
                    Group II-B Repurchases                                                 0.00
                    Group II-B Liquidation Proceeds                                        0.00

                    Extra Principal Distribution Amount                            1,031,157.55

Sec. 4.03(a)(ii) Interest Distribution Amounts

                    Interest Distribution - AF-1                                     277,042.66
                    Unpaid Interest - AF-1                                                 0.00
                    Remaining Unpaid Interest - AF-1                                       0.00

                    Interest Distribution - AF-2                                     101,088.01
                    Unpaid Interest - AF-2                                                 0.00
                    Remaining Unpaid Interest - AF-2                                       0.00

                    Interest Distribution - AF-3                                     141,485.22
                    Unpaid Interest - AF-3                                                 0.00
                    Remaining Unpaid Interest - AF-3                                       0.00

                    Interest Distribution - AF-4                                     134,368.55
                    Unpaid Interest - AF-4                                                 0.00
                    Remaining Unpaid Interest - AF-4                                       0.00

                    Interest Distribution - AF-5                                      43,842.96
                    Unpaid Interest - AF-5                                                 0.00
                    Remaining Unpaid Interest - AF-5                                       0.00

                    Interest Distribution - AF-6                                      57,711.49
                    Unpaid Interest - AF-6                                                 0.00
                    Remaining Unpaid Interest - AF-6                                       0.00

--------------------------------------------------------------------------------

(J.P. MORGAN LOGO)   COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
                                                                    Page 4 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                OCTOBER 25, 2005

--------------------------------------------------------------------------------

               Interest Distribution - AV-1A                          414,906.17
               Unpaid Interest - AV-1A                                      0.00
               Remaining Unpaid Interest - AV-1A                            0.00

               Interest Distribution - AV-1B                          106,268.86
               Unpaid Interest - AV-1B                                      0.00
               Remaining Unpaid Interest - AV-1B                            0.00

               Interest Distribution - AV-2                           108,928.56
               Unpaid Interest - AV-2                                       0.00
               Remaining Unpaid Interest - AV-2                             0.00

               Interest Distribution - M-1                            189,413.67
               Unpaid Interest - M-1                                        0.00
               Remaining Unpaid Interest - M-1                              0.00

               Interest Distribution - M-2                            157,738.64
               Unpaid Interest - M-2                                        0.00
               Remaining Unpaid Interest - M-2                              0.00

               Interest Distribution - M-3                             45,249.79
               Unpaid Interest - M-3                                        0.00
               Remaining Unpaid Interest - M-3                              0.00

               Interest Distribution - M-4                             43,024.93
               Unpaid Interest - M-4                                        0.00
               Remaining Unpaid Interest - M-4                              0.00

               Interest Distribution - B-1                             26,778.45
               Unpaid Interest - B-1                                        0.00
               Remaining Unpaid Interest - B-1                              0.00

               Interest Distribution - B-2                             23,436.19
               Unpaid Interest - B-2                                        0.00
               Remaining Unpaid Interest - B-2                              0.00

               Interest Distribution - B-3                             34,335.37
               Unpaid Interest - B-3                                        0.00
               Remaining Unpaid Interest - B-3                              0.00

               Interest Distribution - B-4                             34,335.37
               Unpaid Interest - B-4                                        0.00
               Remaining Unpaid Interest - B-4                              0.00

--------------------------------------------------------------------------------
(J.P. MORGAN LOGO)   COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
                                                                    Page 5 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                OCTOBER 25, 2005

--------------------------------------------------------------------------------

                  Interest Reductions

                       Net Prepayment Interest Shortfalls                   0.00
                       Relief Act Reductions                              454.00

                       Class AF-1 Interest Reduction                       64.84
                       Class AF-2 Interest Reduction                       23.66
                       Class AF-3 Interest Reduction                       33.11
                       Class AF-5 Interest Reduction                       10.26
                       Class AF-4 Interest Reduction                       31.45
                       Class AF-6 Interest Reduction                       13.51
                       Class AV-1A Interest Reduction                      97.10
                       Class AV-1B Interest Reduction                      24.87
                       Class AV-2 Interest Reduction                       25.49
                       Class M-1 Interest Reduction                        44.33
                       Class M-2 Interest Reduction                        36.91
                       Class M-3 Interest Reduction                        10.59
                       Class M-4 Interest Reduction                        10.07
                       Class B-1 Interest Reduction                         6.27
                       Class B-2 Interest Reduction                         5.48
                       Class B-3 Interest Reduction                         8.04
                       Class B-4 Interest Reduction                         8.04

Sec. 4.03(a)(iii) Available Funds Shortfall

                       Class AF-1 Available Funds Shortfall                 0.00
                       Class AF-2 Available Funds Shortfall                 0.00
                       Class AF-3 Available Funds Shortfall                 0.00
                       Class AF-4 Available Funds Shortfall                 0.00
                       Class AF-5 Available Funds Shortfall                 0.00
                       Class AF-6 Available Funds Shortfall                 0.00
                       Class AV-1A Available Funds Shortfall                0.00
                       Class AV-1B Available Funds Shortfall                0.00
                       Class AV-2 Available Funds Shortfall                 0.00
                       Class M-1 Available Funds Shortfall                  0.00
                       Class M-2 Available Funds Shortfall                  0.00
                       Class M-3 Available Funds Shortfall                  0.00
                       Class M-4 Available Funds Shortfall                  0.00
                       Class B-1 Available Funds Shortfall                  0.00
                       Class B-2 Available Funds Shortfall                  0.00
                       Class B-3 Available Funds Shortfall                  0.00
                       Class B-4 Available Funds Shortfall                  0.00

Sec. 4.03(a)(v) Pool Principal Balances

                       Group I Beginning Pool Balance             344,476,590.76
                       Group I Ending Pool Balance                332,850,518.33
                       Group II-A Beginning Pool Balance          161,709,235.64

--------------------------------------------------------------------------------
(J.P. MORGAN LOGO)   COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
                                                                    Page 6 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                OCTOBER 25, 2005

--------------------------------------------------------------------------------

                          Group II-A Ending Pool Balance                                              156,178,765.11
                          Group II-B Beginning Pool Balance                                            34,615,357.64
                          Group II-B Ending Pool Balance                                               33,075,567.14
                          Total Beginning Pool Balance                                                540,801,184.04
                          Total Ending Pool Balance                                                   522,104,850.58

Sec. 4.03(a)(vi)       Servicing Fee

                          Group I Servicing Fee                                                           143,531.91
                          Group II-A Servicing Fee                                                         67,378.85
                          Group II-B Servicing Fee                                                         14,423.07

Sec. 4.03(a)(viii)     Delinquency Advances

                          Group I Delinquency Advances Included in Current Distribution                         0.00
                          Group I Recouped Advances Included in Current Distribution                            0.00
                          Group I Recouped Advances From Liquidations                                           0.00
                          Group I Aggregate Amount of Advances Outstanding                                      0.00

                          Group II-A Delinquency Advances Included in Current Distribution                      0.00
                          Group II-A Recouped Advances Included in Current Distribution                         0.00
                          Group II-A Recouped Advances From Liquidations                                        0.00
                          Group II-A Aggregate Amount of Advances Outstanding                                   0.00

                          Group II-B Delinquency Advances Included in Current Distribution                 12,352.64
                          Group II-B Recouped Advances Included in Current Distribution                         0.00
                          Group II-B Recouped Advances From Liquidations                                        0.00
                          Group II-B Aggregate Amount of Advances Outstanding                             134,703.87

Section 4.03(a)(ix)A   Group I,Group II-A, and Group II-B Loans Delinquent

                          ----------------------------------------------------------------------
                                                     Delinquency by Group
                          ----------------------------------------------------------------------
                                                          Group 1
                          ----------------------------------------------------------------------
                              Period           Number          Principal Balance    Percentage
                          ----------------------------------------------------------------------
                            0-30 days           184              23,765,581.26         7.14%
                           31-60 days            23               2,678,376.37         0.80%
                           61-90 days             3                 495,298.39         0.15%
                            91+days               3                 368,359.54         0.11%
                             Total              213              27,307,615.56         8.20%
                          ----------------------------------------------------------------------

                          ----------------------------------------------------------------------
                                                      Delinquency by Group
                          ----------------------------------------------------------------------
                                                          Group 2
                          ----------------------------------------------------------------------
                              Period           Number          Principal Balance   Percentage
                          ----------------------------------------------------------------------
                            0-30 days            93              12,584,427.22        8.06%
                          ----------------------------------------------------------------------


(J.P. MORGAN LOGO)   COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
                                                                    Page 7 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                OCTOBER 25, 2005

--------------------------------------------------------------------------------

                          ----------------------------------------------------------------------
                                                     Delinquency by Group
                          ----------------------------------------------------------------------
                                                          Group 2
                          ----------------------------------------------------------------------
                              Period           Number          Principal Balance    Percentage
                          ----------------------------------------------------------------------
                           31-60 days            19                2,122,132.35           1.36 %
                           61-90 days             7                  935,281.39           0.60 %
                            91+days               4                  612,978.86           0.39 %
                             Total              123               16,254,819.82          10.41 %
                          ----------------------------------------------------------------------

                          ----------------------------------------------------------------------
                                                     Delinquency by Group
                          ----------------------------------------------------------------------
                                                          Group 3
                          ----------------------------------------------------------------------
                              Period           Number          Principal Balance    Percentage
                          ----------------------------------------------------------------------
                            0-30 days            13                3,577,444.83          10.82 %
                           31-60 days             3                1,354,974.74           4.10 %
                           61-90 days             2                  643,562.27           1.95 %
                            91+days               1                   30,982.41           0.09 %
                             Total               19                5,606,964.25          16.95 %
                          ----------------------------------------------------------------------

Sec. 4.03 (a)(ix)B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                              --------------------------------------------------------------
                                                     Foreclosure by Group
                              --------------------------------------------------------------
                                 Group       Number of     Principal Balance    Percentage
                                 Number       Loans
                              --------------------------------------------------------------
                                   1           17            2,208,073.07        0.66%
                                   2           12            1,540,510.79        0.99%
                                   3            3              774,411.23        2.34%
                              --------------------------------------------------------------

Sec. 4.03(a)(x),(xi)   Group I, Group II-A, and Group II-B Loans in REO

                              --------------------------------------------------------------
                                                     REO by Group
                              --------------------------------------------------------------
                                 Group       Number of     Principal Balance    Percentage
                                 Number       Loans
                              --------------------------------------------------------------
                                   1             1              93,496.53         0.03%
                                   2             0                0.00            0.00%
                                   3             0                0.00            0.00%
                              --------------------------------------------------------------


                    Market Value of Group I REO Loans                  87,000.00
                    Market Value of Group II-A REO Loans                    0.00
                    Market Value of Group II-B REO Loans                    0.00
--------------------------------------------------------------------------------

(J.P. MORGAN LOGO)   COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
                                                                    Page 8 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                OCTOBER 25, 2005

--------------------------------------------------------------------------------


Sec. 4.03(a)(xii)        Aggregate Stated Principal Balance of the Three Largest Loans

                                   Group I Three Largest Loans                                                          2,172,338.30
                                   Group II-A Three Largest Loans                                                       1,153,642.20
                                   Group II-B Three Largest Loans                                                       1,865,330.85

Sec. 4.03(a)(xiii)       Net WAC Cap Carryover

                                   Class AF-1 Net WAC Cap Carryover Amounts Due                                                 0.00
                                   Class AF-1 Net WAC Cap Carryover Amounts Paid                                                0.00
                                   Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                                       0.00
                                   Class AV-1A Net WAC Cap Carryover Amounts Due                                                0.00
                                   Class AV-1A Net WAC Cap Carryover Amounts Paid                                               0.00
                                   Class AV-1A Net WAC Cap Carryover Remaining Amounts Due                                      0.00
                                   Class AV-1B Net WAC Cap Carryover Amounts Due                                                0.00
                                   Class AV-1B Net WAC Cap Carryover Amounts Paid                                               0.00
                                   Class AV-1B Net WAC Cap Carryover Remaining Amounts Due                                      0.00
                                   Class AV-2 Net WAC Cap Carryover Amounts Due                                                 0.00
                                   Class AV-2 Net WAC Cap Carryover Amounts Paid                                                0.00
                                   Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                                       0.00
                                   Class B-1 Net WAC Cap Carryover Amounts Due                                                  0.00
                                   Class B-1 Net WAC Cap Carryover Amounts Paid                                                 0.00
                                   Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                        0.00
                                   Class B-2 Net WAC Cap Carryover Amounts Due                                                  0.00
                                   Class B-2 Net WAC Cap Carryover Amounts Paid                                                 0.00
                                   Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                        0.00
                                   Class B-3 Net WAC Cap Carryover Amounts Due                                              3,545.94
                                   Class B-3 Net WAC Cap Carryover Amounts Paid                                                 0.00
                                   Class B-3 Net WAC Cap Carryover Remaining Amounts Due                                    3,545.94
                                   Class B-4 Net WAC Cap Carryover Amounts Due                                              5,594.71
                                   Class B-4 Net WAC Cap Carryover Amounts Paid                                                 0.00
                                   Class B-4 Net WAC Cap Carryover Remaining Amounts Due                                    5,594.71

Sec. 4.03(a)(xiv)        Aggregate Principal Balance of Balloon Loans
                         with Original Terms <= 36 Months and 60+ Contractually Past Due

                                   Group I Aggregate Principal Balance of Balloon Loans                                         0.00
                                   Group II-A Aggregate Principal Balance of Balloon Loans                                      0.00
                                   Group II-B Aggregate Principal Balance of Balloon Loans                                      0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                   Group I Current Period Realized Losses                                                       0.00
                                   Group I Cumulative Realized Losses                                                           0.00
                                   Group II-A Current Period Realized Losses                                                    0.00
                                   Group II-A Cumulative Realized Losses                                                        0.00
                                   Group II-B Current Period Realized Losses                                                    0.00

--------------------------------------------------------------------------------

(J.P. MORGAN LOGO)   COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
                                                                    Page 9 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                OCTOBER 25, 2005

--------------------------------------------------------------------------------

                                     Group II-B Cumulative Realized Losses                                                      0.00
Sec. 4.03 (a)(xvi)                Reserve Fund
                                     Beginning Balance of Reserve Fund                                                          0.00
                                     Funds Withdrawn From Reserve Fund For Distribution                                         0.00
                                     Funds Deposited to Reserve Fund                                                            0.00
                                     Ending Balance of Reserve Fund                                                             0.00
                                     Yield Maintenance Payment for Class AV1A                                                   0.00
                                     Yield Maintenance Payment for Class AV1B                                                   0.00
                                     Yield Maintenance Payment for Class AV2                                                    0.00

Sec. 4.03 (a)(xvii)               Number of Loans Repurchased

                                     Group I Number of Loans Repurchased                                                        0.00
                                     Group II-A Number of Loans Repurchased                                                     0.00
                                     Group II-B Number of Loans Repurchased                                                     0.00

Sec. 4.03 (a)(xviii)              Weighted Average Mortgage Rate of Outstanding Loans (as
                                  of first day of related Due Period)

                                     Group I Weighted Average Mortgage Rate                                                    7.29%
                                     Group II-A Weighted Average Mortgage Rate                                                 6.81%
                                     Group II-B Weighted Average Mortgage Rate                                                 6.80%

Sec. 4.03 (a)(xix)                Weighted Average Remaining Term of Outstanding Loans

                                     Group I Weighted Average Remaining Term                                                     329
                                     Group II-A Weighted Average Remaining Term                                                  350
                                     Group II-B Weighted Average Remaining Term                                                  350

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts
                                     Overcollateralization Amount                                                      10,920,331.35
                                     Overcollateralization Target Amount                                               13,225,596.44
                                     Overcollateralization Release Amount                                                       0.00
                                     Overcollateralization Deficiency Amount                                            2,305,265.09

Sec. 4.03 (a)(xxiv)               Trigger Events
                                     Has a Trigger Event Occurred and is continuing?                                              NO
                                     Cumulative Realized Losses as a percentage of the Original Pool Balance                   0.00%
                                     Senior Enhancement Percentage                                                            25.06%
                                     Senior Specified Enhancement Percentage                                                  44.10%

Sec. 4.03 (a)(xxv)                60+ Day Delinquent Loans

                                     60+ Day Delinquent Loans as a percentage of the current Pool Balance                      1.48%

Sec. 4.03 (a)(xxvi)               Amount of Funds Collected by Trustee under Yield Maintenance Agreement                        0.00


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(J.P. MORGAN LOGO)   COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.


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                                                                   Page 10 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                OCTOBER 25, 2005

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Pre-Funded Amount                                                           0.00



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(J.P. MORGAN LOGO)   COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.